Acquisitions, investments, purchases of intangible assets and divestitures	3 Months Ended
Mar. 31, 2019
Acquisitions, investments, purchases of intangible assets and divestitures
Acquisitions, investments, purchases of intangible assets and divestitures

3. Acquisition of NxStage Medical, Inc.

On February 21, 2019, the Company acquired all of the outstanding shares of NxStage for $30.00 per common share. The total acquisition value of this business combination, net of cash acquired, is $1,976,235 (€1,740,563 at date of closing). NxStage is a leading medical technology company that develops, produces and markets an innovative product portfolio of medical devices for use in home dialysis and in the critical care setting. This acquisition is part of the Company’s stated strategy to expand and complement its existing business through acquisitions. Generally, these acquisitions do not change the Company’s business model and are easy to integrate without disruption to its existing business, requiring little or no realignment of its structures. The NxStage acquisition is consistent in this regard as it supplements the Company’s existing business.

The following table summarizes the estimated fair values, as of the date of acquisition based upon information available, as of March 31, 2019, of assets acquired and liabilities assumed at the date of the acquisition. Any adjustments to acquisition accounting, net of related income tax effects, will be recorded with a corresponding adjustment to goodwill:

Estimated Fair Values of Assets Acquired and Liabilities Assumed - Preliminary
in $ THOUS
in USD

Cash and cash equivalents	47.203
Trade accounts and other receivables	34.062
Other current assets	88.987
Property, plant and equipment	85.470
Intangible assets and other assets	818.150
Goodwill	1.165.289
Accounts payable, current provisions and other current liabilities	(69.456)
Income tax payable and deferred taxes	(119.086)
Other liabilities	(23.118)
Noncontrolling interests (subject and not subject to put provisions)	(4.063)

Total acquisition cost	2.023.438
Less:
Cash acquired	(47.203)
Net Cash paid	1.976.235

As of the acquisition date, it is estimated that amortizable intangible assets acquired in this acquisition will have weighted average useful lives of 13 years.

Goodwill in the amount of $1,165,289 was acquired as part of the NxStage acquisition and is allocated to the North America Segment.

NxStage’s results have been included in the Company’s consolidated statement of income since February 21, 2019. Specifically, NxStage has contributed revenue and an operating loss in the amount of $33,805 (€29,764) and $12,655 (€11,142) respectively, to the Company’s consolidated operating income. This operating loss amount does not include synergies which may have resulted at consolidated entities outside NxStage since the acquisition closed.

Pro forma financial information

The following financial information, on a pro forma basis, reflects the consolidated results of operations for the three months ended March 31, 2019 as if the NxStage acquisition had been consummated on January 1, 2019 and excludes related transaction costs. The pro-forma financial information is not necessarily indicative of the results of operations as it would have been had the transactions been consummated on January 1, 2019.

Pro forma financial Information
in € THOUS, except per share data

2019
in EUR
Pro forma revenue	4.176.790
Pro forma net income attributable to shareholders of FMC-AG & Co. KGaA	254.538
Basic earnings per share	0,83
Fully diluted earnings per share	0,83